                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                   SIX-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      19
                NOTES TO FINANCIAL STATEMENTS      24



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28

Given the market's ups and downs--diversifying has never been more important.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 20, 2002

Dear Shareholder,
We seem to be at an economic crossroads--good news about the economy and earnings have been offset by escalating concerns abroad. Given the market's ups and downs, taking steps so your portfolio can be properly diversified has never been more important. So how do you decide what to do next?

Contact your financial advisor.

Your financial advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon. Remember, while no portfolio is immune to volatility, owning a variety of stock and fixed-income investments may help manage your portfolio's overall risk and improve its long-term performance potential. When reviewing your investment selections with your financial advisor, be sure to keep your long-term goals in mind--don't let short-term volatility distract you from your long-term retirement planning and investment goals.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN APRIL 2002 DEPICTED AN ECONOMY ON THE PATH OF RECOVERY, BUT MANY MARKET OBSERVERS AND ANALYSTS WERE SLOW TO VIEW RECENT DEVELOPMENTS--SUCH AS IMPROVED PRODUCTIVITY AND STRONG GROWTH--POSITIVELY.

UNEMPLOYMENT DATA, RELEASED EARLY IN THE MONTH, REVEALED NEW JOBS HAD BEEN ADDED TO THE ECONOMY--ALBEIT AT A SUBDUED PACE. THE BELEAGUERED MANUFACTURING SECTOR REPORTED FACTORY PRODUCTION LEVELS THAT WERE CONSISTENT WITH RECENT INCREASES. HOUSING STARTS, ALTHOUGH STILL AT HISTORICALLY HIGH LEVELS, RETREATED MORE THAN ANALYSTS HAD ANTICIPATED. AT THE SAME TIME, RETAIL SALES CONTINUED TO DISPLAY SURPRISING STRENGTH.

CONTENT WITH WHAT THEY PERCEIVED TO BE GOOD--BUT NOT-GOOD-ENOUGH--RESULTS, THESE SAME MARKET OBSERVERS AND ANALYSTS SEEMED SURPRISED WHEN FIRST QUARTER GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, CAME IN AT A STRONGER-THAN-EXPECTED 5.6 PERCENT.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            5.60

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 2000--April 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2002)

-----------------------------
NYSE Ticker Symbol - VTF
-----------------------------


-----------------------------------------------------------------------
Six-month total return(1)                                     3.71%
-----------------------------------------------------------------------
One-year total return(1)                                     12.70%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      4.78%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       6.62%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.52%
-----------------------------------------------------------------------
Commencement date                                           3/27/92
-----------------------------------------------------------------------

Distribution rate as a % of closing common share market
  price(2)                                                    6.14%
-----------------------------------------------------------------------
Taxable-equivalent distribution date as a % of closing
  common share market price(3)                               10.00%
-----------------------------------------------------------------------
Preferred share rate(4)                                       1.40%
-----------------------------------------------------------------------
Net asset value                                              $17.15
-----------------------------------------------------------------------
Closing common share market price                            $15.14
-----------------------------------------------------------------------
Six-month high common share market price (11/09/01)          $16.00
-----------------------------------------------------------------------
Six-month low common share market price (03/27/02)           $14.52
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(3) The taxable-equivalent distribution rate is calculated assuming a 38.6% federal income tax bracket.

(4) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of April 30, 2002
- AAA/Aaa............  79.3%   [PIE CHART]
- AA/Aa..............  11.4%
- A/A................   7.6%
- BBB/Baa............   1.7%
As of October 31, 2001
- AAA/Aaa............  76.2%   [PIE CHART]
- AA/Aa..............  12.9%
- A/A................   9.0%
- BBB/Baa............   1.9%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2002, for common shares)

[BAR GRAPH]

                                                                         DIVIDENDS                        CAPITAL GAINS
                                                                         ---------                        -------------
11/01                                                                      0.0775                             0.0000
12/01                                                                      0.0775                             0.0917
1/02                                                                       0.0775                             0.0000
2/02                                                                       0.0775                             0.0000
3/02                                                                       0.0775                             0.0000
4/02                                                                       0.0775                             0.0000

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2002                    OCTOBER 31, 2001
                                                                       --------------                    ----------------
Public Education                                                           23.30                              19.20
Health Care                                                                13.90                              16.70
General Purpose                                                            12.30                              12.30
Transportation                                                              9.70                               8.90
Water & Sewer                                                               9.20                              10.90

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through April 2002)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9500                            14.9500
                                                                          15.3500                            14.8750
                                                                          15.5900                            15.1250
                                                                          15.6200                            15.1250
                                                                          16.7400                            16.2500
                                                                          17.2400                            16.0000
                                                                          17.9500                            16.6250
12/93                                                                     18.1300                            16.3750
                                                                          16.1400                            14.6250
                                                                          16.0100                            14.8750
                                                                          15.8600                            14.3750
12/94                                                                     15.2900                            13.2500
                                                                          16.5100                            14.5000
                                                                          16.7000                            14.8750
                                                                          16.9900                            14.3750
12/95                                                                     17.8000                            15.7500
                                                                          17.1100                            16.7500
                                                                          16.8400                            15.8750
                                                                          17.1500                            16.3750
12/96                                                                     17.3200                            16.2500
                                                                          16.8600                            16.0000
                                                                          17.3300                            16.8750
                                                                          17.6600                            17.2500
12/97                                                                     17.8300                            17.8750
                                                                          17.7200                            17.5625
                                                                          17.7100                            17.5625
                                                                          18.0300                            18.3125
12/98                                                                     17.7200                            18.7500
                                                                          17.5200                            17.8750
                                                                          16.7900                            16.8750
                                                                          16.3400                            15.8750
12/99                                                                     15.8000                            13.8750
                                                                          16.0900                            13.8750
                                                                          16.1600                            14.0625
                                                                          16.3600                            14.1250
12/00                                                                     17.1600                            14.0625
                                                                          17.2600                            14.5000
                                                                          17.0300                            14.5900
                                                                          17.4700                            14.9900
12/01                                                                     16.6700                            15.0500
                                                                          16.7600                            14.6700
4/02                                                                      17.1500                            15.1400

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [BYRON PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER FOR VAN KAMPEN TRUST FOR INVESTMENT GRADE FLORIDA MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX-MONTH PERIOD ENDING APRIL 30, 2002. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market over the past six
months has been driven by shifting expectations about the future growth of the economy. As economic indicators wavered between encouraging and disappointing evidence of a sustained recovery, investors responded by driving yields in diverging directions from one month to the next. The result was a decidedly choppy market.

    In November and December of 2001, the first two months of the period, investors appeared to assume an imminent economic recovery. Fears that credit demand and inflation would soon rise in tandem with the economy's improving strength drove yields up across the market.

    Those fears were allayed in the first two months of 2002 as economic indicators began to be more mixed. Investors began to sense that the economy's recovery, and the concurrent upward pressure on interest rates, might not occur as quickly as they had previously anticipated. The resulting market rally sent yields lower in January and February as Wall Street economists pushed back their timetable for future Federal Reserve ("Fed") tightening.

    The next two months saw even sharper reversals of fortune for the municipal bond market. In March, the market posted one of its worst months of the past 20 years in the wake of unexpectedly strong employment and manufacturing numbers. The market then rallied strongly in April as continued volatility in the equity market caused investors to turn to the perceived relative safety of tax-exempt bonds.

    While yields were volatile during the period, we believe the municipal market on the whole remained fairly well balanced between supply and demand. Municipalities continued to take advantage of low interest rates by issuing new bonds, and issuance overall was up 10 percent for the first three months of 2002 compared to the same period one year earlier. Retail investors continued to show strong demand for the asset class as an alternative to volatile equity returns. Florida's economy suffered from a general decline in tourist revenues over the period, and the state's economy has continued to suffer even as the nation's economy appears to be gaining its footing. The state has been helped in its financing by generally lower interest rates, however, and it has been among the largest issuers in recent months. In fact, Florida was the fourth largest state in terms of issuance in the first quarter of 2002.

    The portfolio continued to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0775 per share translated to a distribution rate of 6.14 percent based on the trust's closing common share market price on April 30, 2002. Based on these figures, investors would have to earn a distribution rate of 10 percent on a taxable investment (for an investor in the 38.6 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2002, the trust produced a total return of 3.71 percent based on common share market price.

    Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Florida Municipal Bond Index posted a total return of 1.04 percent for the same period. This index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Much of our activity in this trust
centered around taking profits from successful positions and redeploying those assets into securities that we felt were likely to produce strong performance going forward. For example, in recent years we purchased several discount-coupon bonds that we anticipated would benefit from changes in the market's structure. Those bonds appreciated considerably as interest rates fell, and got an extra boost when they became desirable to retail investors. We sold these positions when they had reached their price targets in an attempt to lock those gains into the portfolio.

    The resulting assets were put to work in bonds that we felt offered better characteristics for the next phase of the market. In some instances we looked for bonds with similar or slightly higher coupons and better structural characteristics. We also favored selected intermediate-maturity, premium-coupon bonds that trade to their call date. These bonds have historically offered the dual benefits of strong income as well as moderate vulnerability to changes in interest rates, and may help the portfolio in times when interest rates are rising.

    The portfolio also experienced a fair amount of call activity. Many of the trust's bonds were issued during period of higher interest rates, and as a result are especially attractive candidates for refinancing in the current, lower interest-rate environment. We will continue to monitor these holdings and will attempt to minimize any adverse impact by selectively replacing callable issues when the market offers what we believe are more attractive opportunities elsewhere.

    One of the largest sector shifts in the trust was a reduction in healthcare exposure. Much of this was the result of our sale of one hospital issue. Our credit analysts had been monitoring the issue since we purchased it, and recently became uncomfortable with the hospital's financial picture. Their research paid off--we were able to sell out of the issue before their expectations were realized. The trust also benefited from the sale of two other hospital credits that had exceeded our performance objectives.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   We will continue to watch the
economy for any acceleration in growth that could cause the Fed to boost rates. With interest rates this low, it may be difficult to keep inflationary fears out of the picture for long. As a result, we expect that there may be increasing pressure on the Fed to act in the coming months, which may drive yields higher, particularly on the short end of the curve.

    For the municipal market, we expect that issuance will remain steady. Rising interest rates could put a damper on refinancing activity, but voters in most areas appear to be amenable to ballot initiatives that result in debt financing. We anticipate that equity market sentiment may continue to be a key driver of investor appetite for municipal bonds. In our view, as long as stocks remain volatile, the municipal market is likely to continue to enjoy positive inflows.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

COUPON RATE: The stated rate of interest a bond pays on an annual basis, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value or "par value". Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

PREMIUM BOND: A bond whose market price is above its face value, or "par value." Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  154.9%
           FLORIDA  147.2%
$ 1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
           Shands Hosp at the Univ of FL (MBIA Insd)...  6.000%   12/01/11   $  1,022,950
  1,000    Alachua Cnty, FL Hlth Fac Auth Hlth Fac Rev
           Shands Hosp at the Univ of FL (MBIA Insd)...  5.750    12/01/15      1,015,810
  2,000    Bay Cnty, FL Sch Brd Ctf Partn (Prerefunded
           @ 07/01/04) (AMBAC Insd)....................  6.750    07/01/12      2,220,960
    900    Broward Cnty, FL Arpt Sys Rev Passenger Fac
           Conv Lien Ser H-2 (AMBAC Insd)..............  4.750    10/01/23        839,754
  1,750    Broward Cnty, FL Ed Fac Auth Rev Nova
           Southeastn Univ Proj (Connie Lee Insd)......  5.875    04/01/07      1,880,952
    120    Clay Cnty, FL Hsg Fin Auth Rev Single Family
           Mtg (GNMA Collateralized)...................  6.500    09/01/21        125,448
  1,400    Collier Cnty, FL Cap Impt Rev Rfdg (FGIC
           Insd).......................................  5.750    10/01/13      1,443,764
  2,000    Duval Cnty, FL Sch Dist Rfdg (AMBAC Insd)...  6.300    08/01/08      2,061,820
  2,500    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).......................................  5.950    07/01/20      2,744,875
    750    Escambia Cnty, FL Pollutn Ctl Rev Champion
           Intl Corp Proj..............................  6.900    08/01/22        786,045
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd).................................  5.250    01/01/29      1,000,860
  1,250    Florida Agric & Mechanical Univ Rev Student
           Apt Fac (MBIA Insd).........................  6.500    07/01/23      1,271,687
  1,750    Florida Hsg Fin Agy Hsg Willow Lake Apts Ser
           J-1 (AMBAC Insd)............................  5.350    07/01/27      1,739,797
    900    Florida Hsg Fin Corp Rev Homeowner Mtg Ser 4
           (FSA Insd)..................................  6.250    07/01/22        952,065
    785    Florida Intergovnmtl Fin Ser C1 (AMBAC
           Insd).......................................  5.125    02/01/31        774,473

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,800    Florida Muni Ln Council Rev Ser A (MBIA
           Insd).......................................  5.250%   11/01/15   $  1,898,892
  2,000    Florida Ports Fin Comm Rev St Trans Tr Fd
           (MBIA Insd).................................  5.375    06/01/27      2,002,700
  3,350    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)..................  5.500    10/01/29      3,380,485
  1,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................  4.500    06/01/23        910,350
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................  5.750    06/01/29      2,107,620
    750    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................  5.000    06/01/24        737,655
  1,600    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           Rfdg........................................  5.000    06/01/16      1,626,176
  3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser D
           Rfdg........................................  5.750    06/01/22      3,183,480
  2,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd).......................................  5.250    07/01/17      2,071,240
  1,500    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd).......................................  5.500    07/01/17      1,586,850
  1,450    Florida St Brd of Ed Rev FL St Univ Hsg Fac
           Ser A (MBIA Insd)...........................  5.000    05/01/29      1,407,152
  2,000    Florida St Brd of Regt Hsg Rev Univ FL (FGIC
           Insd).......................................  5.500    07/01/28      2,052,260
    650    Florida St Brd of Regt Univ Sys Impt Rev
           (AMBAC Insd)................................  4.500    07/01/23        591,584
  1,000    Florida St Correctional Privatization Commn
           Ctf Part (MBIA Insd)........................  5.375    08/01/14      1,071,580
  1,000    Florida St Muni Pwr Agy Rev Stanton Proj
           Rfdg (FSA Insd).............................  5.500    10/01/14      1,085,440
    500    Gainesville, FL Util Sys Rev (Escrowed to
           Maturity)...................................  8.125    10/01/14        608,240
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....  5.650    12/01/20        529,370

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$   730    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)....  5.750%   12/01/20   $    771,486
  1,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist/Sunbelt Ser A.....................  6.000    11/15/31      1,509,390
    750    Hillsborough Cnty, FL Assmt Rev Capacity
           Assmt Spl (FSA Insd)........................  5.000    03/01/15        772,230
    750    Hillsborough Cnty, FL Assmt Rev Capacity
           Assmt Spl (FSA Insd)........................  5.000    09/01/15        772,230
  2,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
           Criminal Justice Fac Rfdg (FGIC Insd).......  5.250    08/01/16      2,022,040
  2,000    Hillsborough Cnty, FL Hosp Auth Hosp Rev
           Tampa Genl Hosp Proj Rfdg (FSA Insd)........  6.375    10/01/13      2,071,780
  1,750    Hillsborough Cnty, FL Indl Dev Auth Indl Dev
           Rev Univ Cmnty Hosp (MBIA Insd).............  5.750    08/15/14      1,860,128
  1,500    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Proj Rfdg................  8.000    05/01/22      1,551,075
  1,250    Hillsborough Cnty, FL Indl Dev Auth Rev
           Allegany Hlth Sys J. Knox Vlg (Prerefunded @
           12/01/03) (MBIA Insd).......................  6.000    12/01/06      1,278,838
  1,000    Hillsborough Cnty, FL Port Dist Tampa Port
           Auth Proj Ser A (MBIA Insd).................  5.375    06/01/27      1,000,300
  1,000    Hillsborough Cnty, FL Sch Brd Ctf Partn
           (Prerefunded @ 07/01/04) (MBIA Insd)........  6.000    07/01/12      1,094,270
  2,000    Hillsborough Cnty, FL Sch Dist (AMBAC
           Insd).......................................  5.375    10/01/18      2,083,940
  6,000    Jacksonville, FL Cap Impt Rev Stadium Proj
           Rfdg (AMBAC Insd)...........................  4.750    10/01/25      5,625,000
  1,000    Jacksonville, FL Elec Auth Rev Ser 3-B
           (Prerefunded @ 10/01/03)....................  5.500    10/01/11      1,047,070
  1,000    Jacksonville, FL Hosp Rev Univ Med Cent Inc
           Proj (Connie Lee Insd)......................  6.500    02/01/11      1,023,740
  2,250    Jacksonville, FL Hosp Rev Univ Med Cent Inc
           Proj (Connie Lee Insd)......................  6.600    02/01/21      2,301,638
    750    Jacksonville, FL Sales Tax Rev (AMBAC
           Insd).......................................  5.000    10/01/30        726,203
  2,000    Jacksonville, FL Wtr & Swr Dev Rev
           Jacksonville Suburban Util..................  6.750    06/01/22      2,042,160

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Kissimmee, FL Util Auth Elec Rfdg (AMBAC
           Insd).......................................  5.000%   10/01/09   $  1,072,580
  7,000    Lakeland, FL Elec & Wtr Rev (Escrowed to
           Maturity)...................................   *       10/01/13      4,125,030
  2,230    Lakeland, FL Elec & Wtr Rev (Escrowed to
           Maturity)...................................  5.750    10/01/19      2,374,303
  1,000    Lee Cnty, FL Arpt Rev Amt Ser A (FSA
           Insd).......................................  5.750    10/01/22      1,037,860
  1,500    Lee Cnty, FL Arpt Rev Ser B (FSA Insd)......  5.750    10/01/33      1,574,775
    750    Marion Cnty, FL Hosp Dist Rev & Impt Hlth
           Sys Munroe Reg Rfdg.........................  5.500    10/01/29        727,763
    260    Miami Beach, FL Stormwater Rev (FGIC
           Insd).......................................  5.750    09/01/14        285,779
  1,045    Miami Beach, FL Stormwater Rev (FGIC
           Insd).......................................  5.750    09/01/15      1,143,251
    870    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt Ser B (FGIC Insd)......................  5.450    10/01/15        928,107
  1,000    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt Ser B (FGIC Insd)......................  5.750    10/01/29      1,053,000
  1,650    Miami-Dade Cnty, FL Parks Pgm (FGIC Insd)...  4.750    11/01/23      1,559,663
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd).......................................  5.000    05/01/20        997,060
  2,250    North Broward, FL Hosp Dist Rev Impt........  6.000    01/15/31      2,270,340
  1,000    North Springs Impt Dist FL Wtr & Swr Rev
           (MBIA Insd).................................  4.750    10/01/23        945,330
  1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
           Insd).......................................   *       10/01/12        622,910
  1,000    Orange Cnty, FL Cap Impt Rev Rfdg (AMBAC
           Insd).......................................   *       10/01/13        586,020
    125    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)...............  6.550    10/01/21        129,604
  1,000    Orange Cnty, FL Tourist Dev Tax Rev Ser A
           Rfdg (AMBAC Insd)...........................  4.750    10/01/21        954,180
    715    Orange Cnty, FL Tourist Dev Tax Rev Ser A
           Rfdg (AMBAC Insd)...........................  4.750    10/01/24        673,122

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,500    Orlando & Orange Cnty Expwy Auth FL Expwy
           Rev Jr Lien (FGIC Insd).....................  5.000%   07/01/28   $  1,458,300
  1,240    Orlando & Orange Cnty Expwy Auth FL Expwy
           Rev Jr Lien (Escrowed to Maturity) (FGIC
           Insd).......................................  6.000    07/01/21      1,276,766
  1,000    Orlando, FL Util Commn Wtr & Sub Ser A
           Rfdg........................................  5.000    10/01/15      1,028,330
  1,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd).......................................  5.125    06/01/22      1,001,630
  2,000    Osceola Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd).......................................  5.250    06/01/27      2,004,400
  2,535    Oviedo, FL Pub Impt Rev Rfdg (MBIA Insd)....  6.500    10/01/18      2,626,361
  1,000    Palm Beach Cnty, FL Pub Impt Rev Convention
           Ctr Proj (FGIC Insd)........................  5.125    11/01/30        986,720
  1,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd).......................................  5.500    08/01/16      1,069,040
    750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd).......  6.000    08/01/06        815,633
  3,750    Palm Beach Cnty, FL Sch Brd Ctf Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd).......  6.375    08/01/15      4,108,800
  1,705    Pembroke Pines, FL Charter Sch Ser A (MBIA
           Insd).......................................  5.375    07/01/14      1,832,040
  1,000    Pembroke Pines, FL Cons Util Sys Rev
           (Escrowed to Maturity) (FGIC Insd)..........  6.250    09/01/11      1,138,680
  2,390    Polk Cnty, FL Cap Impt Rev (Unrefunded
           Balance) (MBIA Insd)........................  6.250    12/01/11      2,495,542
  1,200    Polk Cnty, FL Sch Brd Ctf Partn (FSA
           Insd).......................................  5.000    01/01/14      1,216,968
    500    Polk Cnty, FL Sch Brd Ctf Partn Master Lease
           Ser A (FSA Insd)............................  5.500    01/01/25        514,500
  1,000    Port Saint Lucie, FL Loc Opt Gas Tax Rev
           Impt (FGIC Insd)............................  5.500    03/01/15      1,040,890
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd).......................................  5.000    07/01/21        993,230

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           FLORIDA (CONTINUED)
$   365    Saint Petersburg, FL Excise Tax Rev
           (Prerefunded Balance) (Escrowed to Maturity)
           (FGIC Insd).................................  5.000%   10/01/16   $    380,056
    635    Saint Petersburg, FL Excise Tax Rev
           (Unrefunded Balance) (FGIC Insd)............  5.000    10/01/16        638,346
  1,000    Seminole Cnty, FL Sales Tax Rev (FGIC
           Insd).......................................  5.000    10/01/31        967,800
    750    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
           Hlthcare Proj...............................  6.375    12/01/30        761,325
  3,750    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd).......................................  4.750    10/01/27      3,488,363
  1,750    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
           Ser A.......................................  5.750    07/01/19      1,775,358
  1,000    Tampa, FL Occupational License Ser A Rfdg
           (FGIC Insd).................................  5.375    10/01/15      1,068,240
  1,000    Village Ctr Cmnty Dev Dist FL Util Rev
           (Escrowed to Maturity) (FGIC Insd)..........  6.000    11/01/18      1,131,300
  1,500    West Orange Hlthcare Dist FL Ser A..........  5.800    02/01/31      1,501,170
    785    West Palm Beach, FL.........................  5.000    03/01/12        820,749
  1,090    West Palm Beach, FL.........................  5.000    03/01/13      1,131,115
  2,000    Winter Haven, FL Util Sys Rev & Impt Rfdg
           (MBIA Insd).................................  4.750    10/01/28      1,852,500
                                                                             ------------
                                                                              140,470,681
                                                                             ------------
           PUERTO RICO  5.5%
    500    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser V Rfdg (Prerefunded @ 07/01/02).........  6.375    07/01/08        511,580
  4,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd).......................  6.250    07/01/21      4,690,760
                                                                             ------------
                                                                                5,202,340
                                                                             ------------
           U. S. VIRGIN ISLANDS  2.2%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A...........................  6.500    10/01/24   $  1,078,910
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
           Taxes Ln Nt Ser A (ACA Insd)................  6.125    10/01/29      1,050,290
                                                                             ------------
                                                                                2,129,200
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2002 (Unaudited)

                                                                                MARKET
                                                                                VALUE
TOTAL LONG-TERM INVESTMENTS  154.9%
  (Cost $138,016,645).....................................................   $147,802,221
SHORT-TERM INVESTMENTS  2.1%
  (Cost $2,000,000).......................................................      2,000,000
                                                                             ------------

TOTAL INVESTMENTS  157.0%
  (Cost $140,016,645).....................................................    149,802,221
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...............................      1,673,568

PREFERRED SHARES  (58.8%).................................................    (56,057,996)
                                                                             ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%............................   $ 95,417,793
                                                                             ============

 * Zero coupon bond

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $140,016,645).......................  $149,802,221
Cash........................................................        15,524
Receivables:
  Interest..................................................     1,965,219
  Investments Sold..........................................       102,083
Other.......................................................           844
                                                              ------------
    Total Assets............................................   151,885,891
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        74,186
  Administrative Fee........................................        24,729
  Affiliates................................................        15,476
Trustees' Deferred Compensation and Retirement Plans........       234,021
Accrued Expenses............................................        61,690
                                                              ------------
    Total Liabilities.......................................       410,102
Preferred Shares............................................    56,057,996
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 95,417,793
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($95,417,793 divided by
  5,562,561 shares outstanding).............................  $      17.15
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized 5,562,561 shares issued and
  outstanding...............................................  $     55,626
Paid in Surplus.............................................    83,468,822
Net Unrealized Appreciation.................................     9,785,576
Accumulated Net Realized Gain...............................     1,187,682
Accumulated Undistributed Net Investment Income.............       920,087
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 95,417,793
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 2,240 issued with liquidation preference of
  $25,000 per share)........................................  $ 56,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $151,417,793
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 4,131,108
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      450,515
Administrative Fee..........................................      150,172
Preferred Share Maintenance.................................       84,102
Trustees' Fees and Related Expenses.........................       22,600
Legal.......................................................       14,487
Custody.....................................................        5,646
Other.......................................................       85,687
                                                              -----------
    Total Expenses..........................................      813,209
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,317,899
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 1,444,080
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,999,377
  End of the Period.........................................    9,785,576
                                                              -----------
Net Unrealized Depreciation During the Period...............   (4,213,801)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,769,721)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (441,472)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   106,706
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2002     OCTOBER 31, 2001
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 3,317,899         $ 5,667,087
Net Realized Gain..................................     1,444,080           1,203,111
Net Unrealized Appreciation/Depreciation During the
  Period...........................................    (4,213,801)          5,553,870
Distributions to Preferred Shareholders:
  Net Investment Income............................      (359,696)         (1,270,586)
  Net Realized Gain................................       (81,776)           (434,446)
                                                      -----------         -----------
Change in Net Assets from Operations...............       106,706          10,719,036
Distributions to Common Shareholders:
  Net Investment Income............................    (2,586,305)         (3,933,244)
  Net Realized Gain................................      (510,087)           (839,606)
                                                      -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................    (2,989,686)          5,946,186

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Acquired Through Merger:
  Common Shares....................................           -0-          23,860,729
                                                      -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS..............    (2,989,686)         29,806,915
NET ASSETS:
Beginning of the Period............................    98,407,479          68,600,564
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $920,087
  and $445,286, respectively)......................   $95,417,793         $98,407,479
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                           SIX MONTHS
                                                             ENDED
                                                           APRIL 30,     ------------------
                                                            2002 (A)      2001       2000
                                                           --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (B)..............  $ 17.69      $ 16.53    $ 16.00
                                                            -------      -------    -------
 Net Investment Income....................................      .58         1.16       1.25
 Net Realized and Unrealized Gain/Loss....................     (.49)        1.40        .60
 Common Share Equivalent of Distributions Paid to
 Preferred Shareholders:
   Net Investment Income..................................     (.06)        (.27)      (.38)
   Net Realized Gain......................................     (.02)        (.10)       -0-
                                                            -------      -------    -------
Total from Investment Operations..........................      .01         2.19       1.47
Less Distributions Paid to Common Shareholders:
 Net Investment Income....................................      .46          .83        .94
 Net Realized Gain........................................      .09          .20        -0-
                                                            -------      -------    -------
NET ASSET VALUE, END OF THE PERIOD........................  $ 17.15      $ 17.69    $ 16.53
                                                            =======      =======    =======
Common Share Market Price at End of the Period............  $ 15.14      $ 15.14    $ 13.50
Total Return (c)..........................................    3.71%*      20.31%     -2.28%
Net Assets at End of the Period (In millions).............  $  95.4      $  98.4    $  68.6
Ratio of Expenses to Average Net Assets Applicable to
 Common Shares (d)........................................    1.72%        2.01%      1.78%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (d)..........................    7.01%        7.72%      7.76%
Portfolio Turnover........................................      15%*         23%        42%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
 Preferred Shares (d).....................................    1.08%        1.14%      1.11%
Ratio of Net Investment Income to Average Net Assets
 Applicable to Common Shares (e)..........................    6.25%        5.99%      5.39%
SENIOR SECURITIES:
Total Preferred Shares Outstanding........................    2,240        2,240      1,600
Asset Coverage Per Preferred Share (f)....................  $67,623      $68,932    $67,875
Involuntary Liquidating Preference Per Preferred Share....  $25,000      $25,000    $25,000
Average Market Value Per Preferred Share..................  $25,000      $25,000    $25,000

 * Non-Annualized

(a) As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed incomes securities. The effect of this change for the six months ended April 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses per share by $.01 and increase the ratio of net investment income to average net assets applicable to common shares by .08%. Per share, ratios, and supplemental data for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(b) Net Asset Value at March 27, 1992, is adjusted for common and preferred share offering costs of $.303 per common share.

(c) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                                MARCH 27, 1992
                                                                                (COMMENCEMENT
                                                                                OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                          OPERATIONS) TO
-----------------------------------------------------------------------------    OCTOBER 31,
   1999         1998       1997       1996       1995       1994       1993          1992
----------------------------------------------------------------------------------------------
    $ 17.89   $  17.71   $  17.32   $  17.24   $  15.24   $  17.96   $  14.88      $  14.70
    -------   --------   --------   --------   --------   --------   --------      --------
       1.26       1.28       1.30       1.29       1.30       1.29       1.29           .59
      (1.79)       .26        .50        .11       2.02      (2.73)      3.02           .11
       (.30)      (.34)      (.32)      (.34)      (.37)      (.26)      (.29)         (.13)
       (.02)      (.01)      (.02)       -0-        -0-       (.02)       -0-           -0-
    -------   --------   --------   --------   --------   --------   --------      --------
       (.85)      1.19       1.46       1.06       2.95      (1.72)      4.02           .57
        .99        .99        .99        .98        .95        .93        .94           .39
        .05        .02        .08        -0-        -0-        .07        -0-           -0-
    -------   --------   --------   --------   --------   --------   --------      --------
    $ 16.00   $  17.89   $  17.71   $  17.32   $  17.24   $  15.24   $  17.96      $  14.88
    =======   ========   ========   ========   ========   ========   ========      ========
    $ 14.75   $ 18.625   $17.1875   $  16.50   $  15.25   $  13.50   $  16.75      $ 14.875
    -15.79%     14.75%     11.00%     14.89%     20.50%    -13.92%     19.30%         1.74%*
    $  66.4   $   74.1   $   73.3   $   71.7   $   71.3   $   63.0   $   74.3      $   61.5
      1.73%      1.68%      1.70%      1.77%      1.79%      1.81%      1.76%         1.72%
      7.36%      7.19%      7.47%      7.48%      7.97%      7.68%      7.72%         6.57%
        24%        18%         2%        12%         6%        10%         9%            9%*
      1.11%      1.09%      1.09%      1.13%      1.12%      1.15%      1.12%         1.21%
      5.59%      5.27%      5.62%      5.51%      5.67%      6.15%      6.01%         5.11%
      1,600        800        800        800        800        800        800           800
    $66,491   $142,646   $141,590   $139,590   $139,140   $128,796   $142,898      $126,927
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $25,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Florida Municipals (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income taxes and Florida state intangibles taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2002, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

    As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. Prior to November 1, 2001, the Trust did not accrete market discount on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $102,903 increase in cost of securities and a corresponding $102,903 decrease in net unrealized appreciation, based on securities held by the Trust on November 1, 2001.

    The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $40,078; increase net unrealized depreciation by $26,860, and decrease net realized gains by $13,218. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $256,012 which will expire between October 31, 2002 and October 31, 2008. Of this amount, $193,643 will expire on October 31, 2002.

    At April 30, 2002, for federal income tax purposes the cost of long-and short-term investments is $139,886,882, the aggregate gross unrealized appreciation is $9,986,309 and the aggregate gross unrealized depreciation is $70,970, resulting in net unrealized appreciation on long- and short-term investments of $9,915,339.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current period, the Trust has reclassified its Auction Preferred Shares ("APS") outside of permanent equity in the Net Assets section of the Statement of Assets and Liabilities. In addition, distributions to APS shareholders are now classified as a component of

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

the "Increase in net assets from operations" on the Statement of Operations and the Statements of Changes in Net Assets and as a component of the "Total from investment operations" on the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of ..05% of the average daily net assets of the Trust. Effective May 15, 2002, this fee was reduced from .20% to .05% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2002, the Trust recognized expenses of approximately $5,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Service agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2002, the Trust recognized expenses of approximately $16,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At April 30, 2002, Van Kampen owned 5,619 common shares of the Trust.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2002 (Unaudited)

3. CAPITAL TRANSACTIONS

At April 30, 2002 and October 31, 2001, paid in surplus related to common shares aggregated $83,468,822. Transactions in common shares were as follows:

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    APRIL 30, 2002     OCTOBER 31, 2001
Beginning Shares.................................     5,562,561           4,150,300
Shares Acquired through Merger...................           -0-           1,412,261
                                                      ---------           ---------
Ending Shares....................................     5,562,561           5,562,561
                                                      =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $21,982,839 and $25,299,939, respectively.

5. PREFERRED SHARES

The Trust has outstanding 2,240 APS. Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 2002 was 1.400%. During the six months ended April 30, 2002 the rates ranged from 1.300% to 3.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR INVESTMENT GRADE

FLORIDA MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III * - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
VTF SAR 6/02                                                   Member NASD/SIPC.
                                                                 6113F02-AS-6/02